UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 to
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
August 7, 2006
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The Registrant is filing this Amendment No. 1 to its Current Report on Form 8-K dated August 7, 2006 which was filed with the Securities and Exchange Commission on August 8, 2006 (the “Original 8-K”) to amend certain pages of Exhibit 99.1 to the Original 8-K.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 7, 2006, General Growth Properties, Inc. (“GGP”) issued a press release describing its results of operations for its quarter and six months ended June 30, 2006. A copy of the press release (included as pages 4-14 of the GGP supplemental information described in 7.01 below) was furnished as Exhibit 99.1 to the Original 8-K, and is also furnished as Exhibit 99.1 to this Amendment No. 1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 7.01 REGULATION FD DISCLOSURE.
On August 7, 2006, General Growth Properties, Inc. made available on its website, certain supplemental financial information (including the press release described in Item 2.02 above) regarding its operations for the quarters and six months ended June 30, 2006 and 2005. A copy of such information was furnished as Exhibit 99.1 to the Original 8-K. Since that time, GGP has revised certain information in the supplemental financial information as filed with the Original 8-K. Accordingly, GGP is fling this Amendment No. 1 to furnish the revised supplemental financial information. The interest rate for each debt item listed in pages 26-31 of Exhibit 99.1 to this Amendment No. 1 has been revised to include the effects of deferred finance costs.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description
99.1	Certain supplemental financial information and press release titled “General Growth Properties, Inc. Releases Operating Results for the Second Quarter 2006” dated August 7, 2006 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Bernard Freibaum
Bernard Freibaum
Executive Vice President and Chief Financial Officer

Date: August 9, 2006

EXHIBIT INDEX

Exhibit
Number	Name
99.1
Certain supplemental financial information and Press Release dated August 7, 2006 entitled “General Growth Properties, Inc. Releases Operating Results for the Second Quarter 2006” (furnished herewith).